UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2005 (January 27, 2005)

BLACKROCK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15305	51-0380803
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40 East 52nd Street, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement

On January 27, 2005, BlackRock, Inc. (the “Company”), pursuant to the approval of the Company’s Compensation Committee of its Board of Directors, paid the cash portion of aggregate bonuses awarded in respect of 2004 to each of its executive officers under the Company’s 1999 Annual Incentive Performance Plan (the “Performance Plan”). Bonuses were paid in respect of each executive officer’s share of the corporate incentive pool, which is a percentage of pre-incentive operating income. The Performance Plan is designed to permit the payment of annual incentive awards that are intended to qualify as deductible, performance-based compensation under Section 162(m) of the Internal Revenue Code. The following cash bonuses were paid:

Laurence D. Fink Chairman and Chief Executive Officer	$7,210,000

Ralph L. Schlosstein President	$4,370,000

Robert S. Kapito Vice Chairman	$4,050,000

Paul L. Audet Chief Financial Officer	$975,000

Robert P. Connolly General Counsel	$882,500

In addition, a portion of the aggregate 2004 bonus awarded to Messrs. Audet and Connolly was deferred pursuant to the Company’s Involuntary Deferred Compensation Plan (the “IDCP”) on January 27, 2005. The amount deferred was $130,000 for Mr. Audet and $117,500 for Mr. Connolly. Under the terms of the IDCP, the Company matches 20% of the involuntary deferred amount. The deferred amount will vest one-third ratably over a three-year period beginning on January 27, 2006, the 20% match made by the Company will vest on January 27, 2008, and any gains on the deferred amount and the 20% match will vest on January 27, 2008. Payment of these deferred amounts is contingent on continued employment.

Each of the executive officers also received a portion of his aggregate 2004 bonus in the form of restricted stock awarded under the Company’s 1999 Stock Award and Incentive Plan. The restricted shares vest ratably over a three-year period commencing on December 15, 2005. The table below sets forth the number of restricted shares granted to each executive officer and the percentage of his aggregate 2004 bonus represented by these shares:

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Laurence D. Fink Chairman and Chief and Executive Officer	30,249 shares

Ralph L. Schlosstein President	18,041 shares

Robert S. Kapito Vice Chairman	17,015 shares

Paul L. Audet Chief Financial Officer	2,457 shares

Robert P. Connolly General Counsel	2,205 shares

In addition, for 2004, Mr. Kapito received $3,927,915 of incentive compensation with respect to certain of the Company’s alternative investment products.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

	By:	/s/ Paul L. Audet
Date: February 2, 2005		Paul L. Audet
Managing Director and
Chief Financial Officer

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